                       SECOND AMENDMENT TO REVOLVING CREDIT,
                      TERM LOAN AND GOLD ASSIGNMENT AGREEMENT


     Second Amendment dated as of July 10, 1998 (the "Amendment") amending that certain Revolving Credit, Term Loan and Gold Assignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. The definition of "Consolidated Total Interest Expense" is hereby amended in its entirety to read as follows:

               "CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by the Borrower and its Subsidiaries during such period in accordance with generally accepted accounting principles, whether such interest was or is required to be reflected as an item of expense or capitalized, including amortization of debt discount and premium and payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, Consignment Fees, Gold Fronting Fees, Consignment Premiums, balance deficiency fees and similar fees or expenses in connection with the borrowing of money, Precious Metal or, Hedging Agreements, and including all dividends paid on the Borrower's Series A Preferred Stock (or, as the case may be, all dividends or interest paid with respect to any Permitted Preferred Stock Replacement) during such period (without duplication of amounts from prior periods). For purposes of determining, at any time of reference, the Consolidated Total Interest Expense for periods prior to the Closing Date, Consolidated Total Interest Expense shall be calculated by annualizing the amount of Consolidated Total Interest Expense actually required to be paid or accrued by the Borrower and its Subsidiaries during the period elapsed since the Closing Date at such time of reference, but Consolidated Total Interest Expense shall otherwise be calculated in a manner consistent with this definition."

     SECTION 2.     AMENDMENT TO SECTION 13.1 OF THE CREDIT AGREEMENT.  SECTION
13.1 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:

                        PERIOD                       RATIO
                        ------                       -----
                        5/31/98                    2.50:1.00
                        8/31/98                    2.90:1.00
                        11/30/98                   2.75:1.00
                        2/28/99                    2.50:1.00
                        5/31/99 and thereafter     2.25:1.00


     SECTION 3.     AMENDMENT TO SECTION 13.2 OF THE CREDIT AGREEMENT.  SECTION
13.2 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:

                     PERIOD                         AMOUNT
                     ------                         ------
                     5/31/98                     $20,600,000
                     8/31/98                     $17,250,000
                     11/30/98                    $18,250,000
                     2/28/99                     $20,250,000
                     5/31/99                     $21,500,000
                     8/31/99                     $22,000,000
                     11/30/99 - 8/31/00          $22,700,000
                     11/30/00 - 8/31/01          $23,500,000
                     11/30/01 - 8/31/02          $24,000,000
                     11/30/02 - 8/31/03          $24,500,000
                     11/30/03 and thereafter     $25,000,000

     SECTION 4.     AMENDMENT TO SECTION 13.3 OF THE CREDIT AGREEMENT.  SECTION
13.3 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:

                          FISCAL YEAR           AMOUNT
                          -----------           ------
                          1998                $4,500,000
                          1999                $4,200,000
                          2000                $3,500,000
                          2001                $3,500,000
                          2002                $3,500,000
                          2003                $3,500,000
                          2004                $3,500,000


     SECTION 5.     AMENDMENT TO SECTION 13.4 OF THE CREDIT AGREEMENT.  SECTION
13.4 of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:

                    PERIOD                         RATIO
                    ------                         -----
                    5/31/98                      1.30:1.00
                    8/31/98                      1.15:1.00
                    11/30/98                     1.20:1.00
                    2/28/99                      1.35:1.00
                    5/31/99                      1.45:1:00
                    8/31/99 - 8/31/00            1.50:1:00
                    11/30/00 - 8/31/01           1.60:1.00
                    11/30/01 and thereafter      1.75:1.00


     SECTION 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives the following:

          (a) a counterpart of this Amendment, executed by the each of the Borrower and the Banks; and

          (b) an amendment fee of 0.25% paid by the Borrower for the PRO RATA account of each Bank based on such Bank's percentage of the Total Commitment.

     SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

          (a) REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

          (b)  CORPORATE EXISTENCE AND STANDING;  AUTHORIZATION AND VALIDITY;
NO CONFLICT; GOVERNMENT CONSENT. The Borrower hereby confirms that the representations and warranties of the Borrower contained in SECTION 10 of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof. Each such representation is hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as if set forth herein in its entirety.

     SECTION 8. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     SECTION 9. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     SECTION 10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
Brands, Inc.)


BY:
     NAME:
     TITLE:


BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode
Island Hospital Trust National Bank), individually and as Agent


BY:
     NAME:
     TITLE:


LASALLE NATIONAL BANK


BY:
     NAME:
     TITLE:


CREDITANSTALT CORPORATE
 FINANCE, INC.


BY:
     NAME:
     TITLE:

FLEET PRECIOUS METALS INC.


BY:
     NAME:
     TITLE:


HELLER FINANCIAL, INC.


BY:
     NAME:
     TITLE:



SANWA BUSINESS CREDIT
CORPORATION


BY:
     NAME:
     TITLE:


UNION BANK OF CALIFORNIA, N.A.


BY:
     NAME:
     TITLE: